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THIS INSTRUMENT, WHEN
RECORDED, SHOULD BE
RETURNED TO:

Orrick, Herrington &
   Sutcliffe LLP
3050 K Street, NW
Washington, D.C.  20007
Attn: Kyle W. Drefke, Esq.

                                                                EXHIBIT 10(a)(2)

================================================================================


                          FIRST SUPPLEMENTAL INDENTURE

                            DATED AS OF APRIL 9, 2003

                                       OF

                                  AQUILA, INC.

                                       TO

                          BANK ONE TRUST COMPANY, N.A.,
                                     TRUSTEE


                               -------------------

                               SUPPLEMENTAL TO THE
                     INDENTURE OF MORTGAGE AND DEED OF TRUST
                            DATED AS OF APRIL 1, 2003

                               -------------------

================================================================================

                                               INDENTURE OF MORTGAGE AND DEED OF
                                               TRUST, DATED AS OF APRIL 1, 2003
                                               RECORDED APRIL ___, 2003:
                                               BOOK _______,
                                               PAGE _______,
                                               ____________ COUNTY ___________.

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          This FIRST SUPPLEMENTAL INDENTURE, dated as of April 9, 2003, between
AQUILA, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), having its principal office at 20 West Ninth Street, Kansas City, Missouri 64105, and BANK ONE TRUST COMPANY, N.A., a national banking association, as trustee (the "TRUSTEE"), having a corporate trust office at One Bank Plaza, Suite IL 1-0823, Chicago, Illinois 60670-0823.

                             RECITALS OF THE COMPANY

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture of Mortgage and Deed of Trust, dated as of April 1, 2003 (the "INDENTURE"), providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (the "SECURITIES"), and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and

          WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this First Supplemental Indenture to the Indenture as permitted by Sections 2.01, 3.01 and 13.01 of the Indenture in order (i) to establish the form and terms of, and to provide for the creation and issuance of, the initial series of Securities under the Indenture in an initial aggregate principal amount of $430,000,000 (the "INITIAL SERIES"), and (ii) to amend certain provisions of the Indenture pursuant to
Section 13.01 thereof; and

          WHEREAS, all acts necessary have been done to make the Initial Series the valid, binding and legal obligations of the Company and to make this First Supplemental Indenture a valid, binding and legal agreement of the Company when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth.

          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH that, in order (i) to establish the form and terms of, and to provide for the creation and issuance of, the Initial Series, and (ii) to amend certain provisions of the Indenture pursuant to Section 13.01 thereof, and for and in consideration of the premises and of the covenants contained in the Indenture and in this First Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. DEFINITIONS. Each capitalized term that is used herein and is defined in the Indenture shall have the meaning specified in the Indenture unless such term is otherwise defined herein.

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                                   ARTICLE II

                       TITLE, FORM AND TERMS OF THE BONDS

     SECTION 2.01. TITLE OF THE BONDS. This First Supplemental Indenture hereby creates the Initial Series designated as the "2003 Series A Bonds due May 15, 2006" of the Company (collectively, referred to herein as the "BONDS"). Pursuant to the Indenture (which secures repayment of the Bonds), the Bonds shall constitute a single series of Securities and may be issued in an aggregate principal amount not to exceed $430,000,000 unless all Holders of the Bonds consent to increase the aggregate principal amount of the Initial Series.

     SECTION 2.02. FORM AND TERMS OF THE BONDS. The form and terms of the Bonds will be set forth in an Officer's Certificate (attached hereto as Exhibit A) delivered concurrently with the execution of this First Supplemental Indenture by the Company to the Trustee pursuant to the authority granted by this First Supplemental Indenture in accordance with Sections 2.01 and 3.01 of the Indenture.

                                   ARTICLE III

     SECTION 3.01. Pursuant to Section 13.01 of the Indenture, so long as any Bonds of the Initial Series shall be Outstanding, the Indenture shall be amended as follows:

     (a) DEFINITIONS. Section 1.01 of the Indenture is amended to include the following additional definition in alphabetical order:

          "CREDIT AGREEMENT" means the Credit Agreement, dated as of April 9, 2003, between the Company, the Lenders parties thereto from time to time, the Issuing Banks parties thereto from time to time, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent, Lead Arranger and Sole Book Runner."

     (b) ISSUANCE OF SECURITIES. Article IV of the Indenture is amended as follows:

          (i) Section 4.02(a) of the Indenture is amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

          "Securities of any one or more series may be authenticated and delivered on the basis of Property Additions which do not constitute Funded Property in a principal amount not exceeding (i) seventy percent (70%) of the balance of the Cost or the Fair Value to the Company of such Property Additions constituting capital expenditures (whichever shall be less), and/or (ii) sixty percent (60%) of the Fair Value to the Company of any other Property Additions, after making any deductions and any additions pursuant to Section 1.03(b) except as otherwise specified in clause (b) of this Section 4.02."

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          (ii)      Section 4.02(b)(ii)(A) of the Indenture is amended by
deleting the text thereof in its entirety and inserting in lieu thereof the following:

          "describing generally all property constituting Property Additions and designated by the Company, in its discretion, to be made the basis of the authentication and delivery of such Securities (such description of property to be made by reference, at the election of the Company, either to specified items, units or elements of property or portions thereof, on a percentage or Dollar basis, or to properties reflected in specified accounts or subaccounts in the Company's books of account or portions thereof, on a Dollar basis), and stating the Cost of such portion of the property constituting capital expenditures and the Fair Value to the Company of such portion of such property not constituting capital expenditures;"

          (iii) Section 4.02(b)(ii)(D) of the Indenture is amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

          "stating that such Property Additions, to the extent of (1) the Cost or Fair Value to the Company thereof (whichever is less) in the case of Property Additions constituting capital expenditures, or (2) the Fair Value to the Company, in the case of Property Additions not constituting capital expenditures, to be made the basis of the authentication and delivery of such Securities, do not constitute Funded Property;"

          (iv) Section 4.02(b)(ii)(K) of the Indenture is amended by inserting the text "constituting capital expenditures" immediately following the text "Property Additions";

          (v) Section 4.02(b)(ii)(M) of the Indenture is amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

          "stating the amount equal to sixty percent (60%) of the Fair Value to the Company of such Property Additions not constituting capital expenditures;"

          (vi) Section 4.02(b)(ii) of the Indenture is amended to include the following as new subsection (N) thereof:

          "(N) stating the aggregate principal amount of the Securities to be authenticated and delivered on the basis of (1) such Property Additions constituting capital expenditures (such amount not to exceed the amount stated pursuant to clause
                    (L) above), and (2) such Property Additions not constituting capital expenditures (such amount not to exceed the amount stated pursuant to clause (M) above);"

     (c)  COVENANTS. Article VI of the Indenture is amended by adding a new
Section 6.11 as follows:

          "SECTION 6.11. NOTICES. (a) The Company promptly will furnish to the Administrative Agent (as defined in the Credit Agreement) copies of all written notices received by or delivered to the Company from the Trustee or any other Person in connection with the Indenture.

          (b) The Company shall provide the Administrative Agent (as defined in the Credit Agreement) with not less than five (5) Business Days' prior written notice (in accordance with Section 9.2 of the Credit Agreement) of any Company Request or Company Order for the issuance of additional Securities pursuant to Article IV, the release of any Mortgaged Property pursuant to Article VII, or the entering into of any supplemental indenture to this Indenture pursuant to Article XIII or any other action to be taken by the Trustee under the Indenture. The Trustee may not act upon any such Company Request or Company Order which does not include a certification that the Company has provided the notice required by this
     Section 6.11(b) to the Administrative Agent at least five (5) Business Days prior to the date of delivery of such Company Request or Company Order to the Trustee."

     (d) MANDATORY PREPAYMENT UNDER THE CREDIT AGREEMENT. Section 7.08 of the Indenture is amended to include the following as new clause (g) thereof:

          "(g)      Notwithstanding anything herein to the contrary, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, and the Trustee shall release all of its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of (a) a Company Request requesting the release of such property and transmitting therewith a form of instrument to effect such release, (b) an Opinion of Counsel to the effect that release of such property complies with the provisions of Section 6.7(d) of the Credit Agreement, and (c) an Officer's Certificate stating (i) that such Mortgaged Property will be transferred in a Disposition (as defined in the Credit Agreement) pursuant to Section 6.7(d) of the Credit Agreement, (ii) that the proceeds thereof will be applied pursuant to Section 2.7(b)(i) of the Credit Agreement, and
     (iii) that no Event of Default has occurred and is continuing, subject to the right of the Company pursuant thereto to retain the first Ten Million Dollars ($10,000,000) of the Net Cash Proceeds (as defined in the Credit Agreement) thereof."

     (e) EVENTS OF DEFAULT. Section 9.01 is amended to delete the period at the end of clause (f) thereof, insert "; or" in lieu thereof and to include the following as a new clause (g) thereof:

     "(g) the occurrence and continuance of any Event of Default as defined in the Credit Agreement."

For the avoidance of doubt, when the Bonds cease to be Outstanding, the amendments to the Indenture effected pursuant to this Article III shall cease to be in effect.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     SECTION 4.01. TRUSTEE MATTERS. The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this First Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     SECTION 4.02. EFFECT ON INDENTURE. Except as expressly amended and supplemented hereby, the Indenture shall continue in full force and effect in accordance with the provisions thereof and the Indenture is in all respects hereby ratified and confirmed. This First Supplemental Indenture shall be construed as an indenture supplemental and amendatory to the Indenture and all of its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided. Except to the extent otherwise provided herein, all of the provisions, terms, covenants and conditions of the Indenture shall be applicable to the Bonds to the same extent as if set forth herein.

     SECTION 4.03. GOVERNING LAW. This First Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property.

     SECTION 4.04. EFFECTIVE DATE. Although this First Supplemental Indenture is dated for convenience and for the purpose of reference as of April 9, 2003, this First Supplemental Indenture shall become effective upon the execution and delivery by the Company and the Trustee.

     SECTION 4.05. COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed as of the day and year first written above.

                                AQUILA, INC.


                                By:     /s/ Randal P. Miller
                                      ------------------------------------
                                Name:  Randal P. Miller
                                Title: Vice President - Finance and Treasurer


                                BANK ONE TRUST COMPANY, N.A., as Trustee


                                By:         /s/ J. Morand
                                    ------------------------------
                                Name:  J. Morand
                                Title: Vice President

STATE OF MISSOURI      )
                       )  SS.
COUNTY OF JACKSON      )


     On this 9th day of April, 2003, before me appeared Randal P. Miller to me personally known, who, being by me duly sworn, did say that he is the Vice President - Finance and Treasurer of Aquila, Inc., a corporation described in and which executed the foregoing instrument, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said Randal P. Miller acknowledged said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]                                       /s/ Sara L. Henning
                                                    -----------------------
                                                         Notary Public

My Commission Expires:

     12/28/2005
----------------------

STATE OF ILLINOIS      )
                       )  SS.
COUNTY OF COOK         )


     On this 9th day of April, 2003, before me appeared J. Morand to me personally known, who, being by me duly sworn, did say that he is the Vice President of Bank One Trust Company, N.A., a national banking association described in and which executed the foregoing instrument, and that said instrument was signed on behalf of said national banking association by authority of its board of directors, and said J. Morand acknowledged said instrument to be the free act and deed of said national banking association.

[NOTARIAL SEAL]                                      /s/ Darla R. Coulson
                                                    -----------------------
                                                         Notary Public

My Commission Expires:

     02/27/2007
----------------------